UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 7, 2020

MIMECAST LIMITED

(Exact name of registrant as specified in its charter)

Bailiwick of Jersey	001-37637	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Finsbury Avenue

London EC2M 2PF

United Kingdom

(Address of principal executive offices) (Zip code)

(781) 996-5340 Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)
Ordinary Shares, nominal value $0.012 per share	MIME	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 7, 2020, the Board of Directors of Mimecast Limited, a company organized under the laws of the Bailiwick of Jersey, the Channel Islands (the “Company”), approved new forms of standard indemnification agreements for the Company’s directors and executive officers (the “Indemnification Agreements”). Under the terms of the Indemnification Agreements, the Company agrees to hold harmless and indemnify directors and executive officers against certain expenses and liabilities properly incurred or paid by such person by reason of such person’s position with the Company to the fullest extent permitted by The Companies (Jersey) Law 1991, with certain limited exceptions. The Indemnification Agreements provide for the advancement of expenses in certain circumstances. The Indemnification Agreements are governed under the laws of the State of Delaware USA. The Company intends to enter an Indemnification Agreement with each of the Company’s existing directors and executive officers.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Indemnification Agreements, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On October 8, 2020, the Company held its 2020 annual general meeting (“AGM”) of shareholders. There were 63,875,547 outstanding ordinary shares entitled to vote at the AGM as of October 6, 2020, the voting record date. At the AGM, the matters on which the shareholders voted, in person or by proxy, were to:

1.	re-elect Christopher FitzGerald as a Class II Director of the Company;

2.	re-elect Neil Murray as a Class II Director of the Company;

3.	re-elect Robert P. Schechter as a Class II Director of the Company;

4.

appoint Ernst & Young LLP in the United Kingdom as independent auditor of the Company to hold office from the conclusion of the AGM until the conclusion of the annual general meeting of the Company to be held in 2021;

5.	authorize the Board of Directors of the Company to determine the remuneration of the independent auditor;

6.	receive the Company’s accounts for the year ended March 31, 2020, together with the independent auditor’s report on those accounts;

7.	approve the compensation of the Company’s named executive officers as disclosed in the Proxy Statement delivered to shareholders; and

8.

reauthorize the Board of Directors of the Company to repurchase, and hold as treasury shares upon repurchase, up to 40,000,000 of the Company’s ordinary shares, with such authority expiring on October 7, 2025, as further described in the Proxy Statement delivered to shareholders.

The results of the voting were as follows:

Election of Directors:

Director	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Christopher FitzGerald	38,675,620	8,741,776	41,247	6,516,739
Neil Murray	46,896,367	524,281	37,995	6,516,739
Robert P. Schechter	46,489,105	924,401	45,137	6,516,739

Appointment of Ernst & Young LLP in the United Kingdom as Independent Auditor:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
53,931,198	12,512	31,672	0

Authorization to Determine Remuneration of the Independent Auditor:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
53,925,997	13,234	36,151	0

Receipt of Company’s Accounts for the Year Ended March 31, 2020:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
53,192,208	1,437	781,737	0

Approve the Compensation of the Company’s Named Executive Officers:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
43,788,865	3,626,176	43,602	6,516,739

Reauthorization of the Authority to Repurchase Ordinary Shares:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
46,155,813	994,186	308,644	6,516,739

Following the AGM, (i) Aron Ain, Alpna J. Doshi and Stephen M. Ward continue to serve as Class I Directors of the Company and their term expires at the annual general meeting of the Company to be held in 2022; and (ii) Peter Bauer and Hagi Schwartz continue to serve as Class III Directors of the Company and their term expires at the annual general meeting of the Company to be held in 2021.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Form of Director Indemnification Agreement

10.2	Form of Officer Indemnification Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMECAST LIMITED

Dated: October 8, 2020	By:	/s/ Robert P. Nault
Robert P. Nault
Senior Vice President and
General Counsel